UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     September 18 , 2007

ITRONICS INC.

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                                           Texas                                 33-18582                                 75-2198369

                          (State or other jurisdiction             (Commission File                           (IRS Employer

                                  of incorporation)                            Number)                              Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada           89509

                        (Address of Principal Executive Offices)                            Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Securities

In August 2007, we issued an aggregate of 78,947 shares of common stock valued at $1,500 to John W. Whitney, our President, as compensation for services performed on our behalf in his capacity as a director of our Company for the second quarter of 2007.

In August 2007, we issued an aggregate of 75,000 shares of common stock valued at $6,000 to Duane H. Rasmussen, our Vice President, as compensation for services performed on our behalf in his capacity as Vice President of our Company for periods in 2003 and prior.

In August 2007, we issued an aggregate of 30,000 shares of common stock valued at $570 to two of our employees as compensation for services performed on our behalf in their capacity as employees of our Company for the second quarter of 2007.

In August 2007, we issued an aggregate of 900,000 shares of common stock valued at $9,000 to Cervelle Group, LLC for corporate marketing services to be performed in 2007.

In September 2007, we issued an aggregate of 23,272,722 common shares to four accredited investors upon the conversion of $60,509 in callable secured convertible notes.

In September 2007, we issued an aggregate of 23,272,722 common shares to four accredited investors upon the conversion of $58,182 in callable secured convertible notes.

We issued options to purchase an aggregate of 9,000 shares of common stock to Michael C. Horsley, our Controller, on August 1, 2007. The options are exercisable at $0.15 per share and expire three years after grant.

We issued options to purchase an aggregate of  37,000 shares of common stock to  four of our employees in August 2007. The options are exercisable at $0.15 to $0.20 per share and expire in three to ten years from grant.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                     ITRONICS INC.

                                                                                         (Registrant)

Date: September 20, 2007                                                         By: /S/ John W. Whitney

                                                                                                      John W. Whitney

                                                                                                      President, Treasurer and Director

                                                                                                      (Principal Executive and Financial

                                                                                                      Officer)